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                                                                Exhibit 10.29(c)




                FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AND
                             REIMBURSEMENT AGREEMENT





              THIS FIRST AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of November 25, 1998 (this "Amendment"), by and among between VENTON UNDERWRITING GROUP LIMITED, an English company ("VUGL"), VENTON UNDERWRITING LIMITED, TALBOT UNDERWRITING LIMITED, UNDERWRITERS RE GROUP, INC., UNDERWRITERS REINSURANCE COMPANY, the Banks (as defined in the Reimbursement Agreement) parties to the Reimbursement Agreement (as defined below), MELLON BANK, N.A., as Issuing Bank, as Administrative Agent and as a Co-Arranger, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Documentation Agent and DRESDNER KLEINWORT BENSON NORTH AMERICA LLC, as Co-Arranger.

                                   WITNESSETH:

              WHEREAS, the parties named above (other than VUGL) are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of October 23, 1998 (the "Reimbursement Agreement"), pursuant to which the Banks and the Issuing Bank have agreed, on the terms and subject to the conditions described therein, to extend credit to the Account Parties; and

              WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Reimbursement Agreement; and

              WHEREAS, URC proposes to acquire VUGL as an indirect wholly owned subsidiary; and

              WHEREAS, VUGL, the Account Parties and the Guarantors desire that, upon such acquisition, VUGL become a party to the Reimbursement Agreement as an Account Party and have requested the Bank Parties to amend the Reimbursement Agreement to provide therefor; and

              WHEREAS, URC has requested that, prior to such acquisition and to execution and delivery of this Amendment by VUGL, a Letter of Credit be issued which will be stated to be issued for the account of VUGL but which, upon its issuance, will be, and will be deemed to be, issued for the account of Venton Underwriting Limited; and

              WHEREAS, the Bank Parties are willing to so amend the Reimbursement Agreement and to agree to such issuance of a Letter of Credit.
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              NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

              SECTION 1. CERTAIN LETTER OF CREDIT. The Letter of Credit requested by Venton Underwriting Limited to be issued by the Issuing Bank on or about November 24, 1998, which has been requested to be, and will be, stated to be issued for the account of VUGL, will be and will be deemed to be a Letter of Credit under the Reimbursement Agreement issued for the account of Venton Underwriting Limited. Upon the execution and delivery of this Amendment by VUGL and the satisfaction of the conditions set forth in Section 3 of this Amendment,
(x) such Letter of Credit will be, and will be deemed to be, issued for the account of VUGL as a Letter of Credit under the Reimbursement Agreement as amended by this Amendment and (y) Venton Underwriting Limited will thenceforth not be, and will thenceforth be deemed not to be, the Account Party with respect to such Letter of Credit.


              SECTION 2. AMENDMENTS TO REIMBURSEMENT AGREEMENT AND RELATED PROVISIONS. Upon the execution and delivery of this Amendment by VUGL and the satisfaction of all of the conditions set forth in Section 3 of this Amendment, the following provisions shall be effective:

              (a) AMENDMENTS.

              (i) The definition of the term "Account Parties" and "Account Party" in Section 1.01 of the Reimbursement Agreement is hereby amended by adding thereto, after the words "Venton Underwriting Limited" appearing therein, the phrase ", Venton Underwriting Group Limited".

              (ii) The definition of the term "Continuing Letter of Credit Agreement" is hereby amended by deleting the phrase "shall mean the letter of credit agreement" and inserting in lieu thereof the phrase "shall mean, collectively, one or more letter of credit agreements".

              (b) REPRESENTATIONS AND WARRANTIES. Each of VUGL and each Guarantor hereby represents and warrants that the representations and warranties set forth in Article III of the Reimbursement Agreement will be true and correct on the date of delivery of this Amendment by VUGL (and after giving effect hereto) as if made on and as of such date.

              (c) AGREEMENT OF VUGL. By its execution and delivery of this Amendment, VUGL becomes a party to the Reimbursement Agreement as an Account Party and a Credit Party.


              SECTION 3. CONDITIONS.

              (a) Proceedings and Incumbency. There shall have been delivered to the Administrative Agent with sufficient copies for each Bank a certificate with respect to VUGL in form and substance satisfactory to each Co-Arranger dated the date of this Amendment and signed on behalf of each Credit Party by the Secretary or an Assistant Secretary of VUGL certifying as to: (a) true copies of all corporate action taken by such Credit Party relative to the Reimbursement Agreement, this Amendment and the other Transaction Documents applicable to it, including but not limited to that described in Section 3.02 of the Reimbursement Agreement and (b) the names, true signatures and incumbency of the officer or officers of VUGL authorized to execute and deliver this Amendment and the other Transaction Documents applicable to it. Each Bank, the
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         Issuing Bank and each Agent may conclusively rely on such certificates unless and until a later certificate revising the prior certificate has been furnished to such Person.

              (b) Organizational Documents. There shall have been delivered to the Administrative Agent with sufficient copies for each Bank (i) certified copies of the articles of incorporation or memorandum of association and by-laws or other equivalent organizational documents for VUGL and (ii) a certificate of good standing for VUGL certified by the appropriate Official Body of its place of organization.

              (c) Opinions of Counsel. There shall have been delivered to the Administrative Agent with sufficient copies for each Bank written opinions addressed to the Banks, dated the Closing Date, of Messrs. Dewey Ballantine LLP, counsel for URGI and URC and special English counsel for VUGL, in form and substance reasonably satisfactory to each Bank.

              (d) Letter of Credit Agreement. VUGL shall have executed and delivered to the Issuing Bank a letter of credit agreement substantially in the form attached as Exhibit A to the Reimbursement Agreement.

              (e) Details, Proceedings and Documents. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory to each Bank, and each Bank shall have received all such counterpart originals or certified or other copies of this Agreement and the other the Transaction Documents and such other documents and proceedings in connection with such transactions, in form and substance satisfactory to it, as such Bank has reasonably requested.

              SECTION 4. EFFECT OF AMENDMENT. The Reimbursement Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

              SECTION 5. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

              SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                             VENTON UNDERWRITING GROUP LIMITED, AS AN
                             ACCOUNT PARTY


                             By:             /s/ D.M. Slade
                                ------------------------------------------------
                                  (Signature)
                             Name:   D.M. Slade
                                  ----------------------------------------------
                             Title:  Director
                                   ---------------------------------------------
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                             VENTON UNDERWRITING LIMITED, AS AN ACCOUNT
                             PARTY


                             By:             /s/ D.M. Slade
                                ------------------------------------------------
                                  (Signature)
                             Name:   D.M. Slade
                                  ----------------------------------------------
                             Title:  Director
                                   ---------------------------------------------



                             TALBOT UNDERWRITING LIMITED, AS AN ACCOUNT PARTY


                             By:             /s/ D.M. Slade
                                ------------------------------------------------
                                  (Signature)
                             Name:   D.M. Slade
                                  ----------------------------------------------
                             Title:  Director
                                   ---------------------------------------------



                             UNDERWRITERS RE GROUP, INC., AS A GUARANTOR


                             By:            /s/ Stuart M. de Haaff
                                ------------------------------------------------
                                (Signature)
                             Name:   Stuart M. de Haaff
                                  ----------------------------------------------
                             Title:  General Counsel and Secretary
                                   ---------------------------------------------



                             UNDERWRITERS REINSURANCE COMPANY, AS A GUARANTOR


                             By:            /s/ Stuart M. de Haaff
                                ------------------------------------------------
                                (Signature)
                             Name:   Stuart M. de Haaff
                                  ----------------------------------------------
                             Title:  Senior Vice President
                                   ---------------------------------------------



                             MELLON BANK, N.A., AS A BANK, AS ISSUING BANK, AS ADMINISTRATIVE AGENT, AND AS CO-ARRANGER


                             By:                /s/ Timothy J. Marchando
                                ------------------------------------------------
                                 (Signature)
                             Name:   Timothy J. Marchando
                                  ----------------------------------------------
                             Title:  Vice President
                                   ---------------------------------------------
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                   DRESDNER BANK AG, NEW YORK AND GRAND
                   CAYMAN BRANCHES, AS DOCUMENTATION AGENT AND AS A
                   BANK


                   By:  /s/ Lloyd C. Stevens     By:  /s/ Anthony C. Valencourt
                      ------------------------      ----------------------------
                      (Signature)                   (Signature)
                   Name:  Lloyd C. Stevens       Name:  Anthony C. Valencourt
                        ----------------------        --------------------------
                   Title: Vice President         Title: Senior Vice President
                         ---------------------         -------------------------



                   DRESDNER KLEINWORT BENSON NORTH AMERICA
                   LLC AS CO-ARRANGER


                   By:  /s/ Lloyd C. Stevens     By:  /s/ Anthony C. Valencourt
                      ------------------------      ----------------------------
                      (Signature)                   (Signature)
                   Name:  Lloyd C. Stevens       Name:  Anthony C. Valencourt
                        ----------------------        --------------------------
                   Title: Vice President         Title: Senior Vice President
                         ---------------------         -------------------------